Exhibit 10.17

               FOURTH AMENDED AND RESTATED JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

This Fourth Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: April 16, 2007

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                               Flag Luxury Riv, LLC

                               By: /s/ Paul Kanavos
                                   ---------------------------------------------
                               Name: Paul Kanavos
                               Title: President


                               Flag Luxury Properties, LLC

                               By: /s/ Paul Kanavos
                                   ---------------------------------------------
                               Name: Paul Kanavos
                               Title: President


                               MJX Flag Associates, LLC

                               By: /s/ Robert Sillerman
                                   ---------------------------------------------
                               Name: Member
                               Title: Robert Sillerman


                               Flag Leisure Group, LLC

                               By: /s/ Paul Kanavos
                                   ---------------------------------------------
                               Name: Paul Kanavos
                               Title: President


                               Sillerman Real Estate Ventures, LLC

                               By: /s/ Robert Sillerman
                                   ---------------------------------------------
                               Name: Robert Sillerman
                               Title: Member


                               LMN 134 Family Company LLC

                               By: /s/ Mitchell J. Nelson
                                   ---------------------------------------------
                               Name: Mitchell J. Nelson
                               Title: Managing Member


                               Mitchell J. Nelson

                               /s/ Mitchell Nelson
                               -------------------------------------------------


                               Robert Sillerman

                               /s/ Robert Sillerman
                               -------------------------------------------------


                               Paul Kanavos

                               /s/ Paul Kanavos
                               -------------------------------------------------


                               RH1, LLC

                               By: Metro Investment
                                   Its sole member

                                     By: FC208, LLC
                                         Member

                                          By: TTERB Living Trust dated 6/20/2000
                                              Its sole member

                                              By: /s/ Brett Torino
                                                  ------------------------------
                                              Name: Brett Torino
                                              Title: Trustee


                               Metro Investment, LLC

                               By: FC208, LLC
                                   Member

                                   By: TTERB Living Trust dated 6/20/2000
                                       Its sole member

                                       By: /s/ Brett Torino
                                           -------------------------------------
                                       Name: Brett Torino
                                       Title: Trustee


                              FC208, LLC

                              By: TTERB Living Trust dated 6/20/2000
                                  Its sole member

                                  By: /s/ Brett Torino
                                      ------------------------------------------
                                  Name: Brett Torino
                                  Title: Trustee


                               TTERB Living Trust dated 6/20/2000

                               By: /s/ Brett Torino
                                   ---------------------------------------------
                               Name: Brett Torino
                               Title: Trustee


                               Brett Torino

                               /s/ Brett Torino
                               -------------------------------------------------


                               Rivacq LLC

                                 By: SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                                    By: SOF-VII U.S. Hotel Holdings, L.L.C.

                                       By: /s/ Barry S. Sternlicht
                                           -------------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer

                                    By: I-1/I-2 U.S. Holdings, L.L.C.

                                       By: /s/ Barry S. Sternlicht
                                           -------------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer


                               SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                               By: SOF-VII U.S. Hotel Holdings, L.L.C.

                                  By: /s/ Barry S. Sternlicht
                                      ------------------------------------------
                                  Name: Barry S. Sternlicht
                                  Title: Chief Executive Officer

                               By: I-1/I-2 U.S. Holdings, L.L.C.

                                  By: /s/ Barry S. Sternlicht
                                      ------------------------------------------
                                  Name: Barry S. Sternlicht
                                  Title: Chief Executive Officer


                               SOF-VII U.S. Hotel Holdings, L.L.C.

                               By: /s/ Barry S. Sternlicht
                                   ---------------------------------------------
                               Name: Barry S. Sternlicht
                               Title: Chief Executive Officer

                               I-1/I-2 U.S. Holdings, L.L.C.

                               By: /s/ Barry S. Sternlicht
                                   ---------------------------------------------
                               Name: Barry S. Sternlicht
                               Title: Chief Executive Officer


                               Starwood Global Opportunity Fund VII-A, L.P.

                               By: /s/ Barry S. Sternlicht
                                   ---------------------------------------------
                                   Its general partner

                                   By: Starwood Capital Group Global, L.L.C.
                                   Its General manager

                                       /s/ Barry S. Sternlicht
                                       -----------------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer


                               Starwood Global Opportunity Fund VII-B, L.P.

                               By: SOF-VII Management, L.L.C.
                                   Its general partner

                                   By: Starwood Capital Group Global, L.L.C.
                                       Its General manager

                                          By: /s/ Barry S. Sternlicht
                                              ----------------------------------
                                              Name: Barry S. Sternlicht
                                              Title: Chief Executive Officer


                               Starwood U.S. Opportunity Fund VII-D, L.P.

                               By: SOF-VII Management, L.L.C.
                                   Its general partner

                                   By: Starwood Capital Group Global, L.L.C.
                                       Its General manager

                                          By: /s/ Barry S. Sternlicht
                                              ----------------------------------
                                              Name: Barry S. Sternlicht
                                              Title: Chief Executive Officer


                               Starwood U.S. Opportunity Fund VII-D-2, L.P.

                               By: SOF-VII Management, L.L.C.
                                   Its general partner

                                   By: Starwood Capital Group Global, L.L.C.
                                       Its General manager

                                          By: /s/ Barry S. Sternlicht
                                              ----------------------------------
                                              Name: Barry S. Sternlicht
                                              Title: Chief Executive Officer


                               Starwood Capital Hospitality Fund I-1, L.P.

                               By: SCG Hotel Management, L.L.C.
                                   Its general partner

                                   By: Starwood Capital Group Global, L.L.C.
                                       Its General manager

                                          By: /s/ Barry S. Sternlicht
                                              ----------------------------------
                                              Name: Barry S. Sternlicht
                                              Title: Chief Executive Officer


                               Starwood Capital Hospitality Fund I-2, L.P.

                               By: SCG Hotel Management, L.L.C.
                                   Its general partner

                                   By: Starwood Capital Group Global, L.L.C.
                                       Its General manager

                                          By: /s/ Barry S. Sternlicht
                                              ----------------------------------
                                              Name: Barry S. Sternlicht
                                              Title: Chief Executive Officer


                               SOF-VII Management, L.L.C.

                               By: Starwood Capital Group Global, L.L.C.
                                   Its General manager

                                   By: /s/ Barry S. Sternlicht
                                       -----------------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer


                               SCG Hotel Management, L.L.C.

                               By: Starwood Capital Group Global, L.L.C.
                                   Its General manager

                                   By: /s/ Barry S. Sternlicht
                                       -----------------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer


                               Starwood Capital Group Global, LLC

                               By: /s/ Barry S. Sternlicht
                                   ---------------------------------------------
                               Name: Barry S. Sternlicht
                               Title: Chief Executive Officer


                               Barry S. Sternlicht

                               /s/ Barry S. Sternlicht
                               -------------------------------------------------